UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

August 31, 2013

	Number of	Value
	Shares	(U.S. $)
❖Common Stock – 64.52%
Consumer Discretionary – 8.81%
Bayerische Motoren Werke	15,255	$1,437,278
Carnival	47,400	1,710,666
DIRECTV Class A	2,250	130,905
Don Quijote	22,800	1,186,557
Genuine Parts	8,900	685,389
Hyundai Home Shopping Network	2,816	416,050
Kering	5,715	1,290,798
L Brands	4,124	236,553
Mattel	16,100	652,050
Nitori Holdings	19,204	1,719,148
Publicis Groupe	24,236	1,803,946
†*Quiksilver	31,219	154,534
Techtronic Industries	334,500	821,319
Toyota Motor	56,305	3,406,170
†United Rentals	3,729	204,237
Yue Yuen Industrial Holdings	590,000	1,818,441
		17,674,041
Consumer Staples – 6.36%
Archer-Daniels-Midland	15,500	545,755
Aryzta	53,903	3,441,172
Carlsberg Class B	18,385	1,783,354
ConAgra Foods	30,500	1,031,510
Kimberly-Clark	10,500	981,540
Kraft Foods Group	20,200	1,045,754
Lorillard	24,800	1,049,040
Safeway	32,100	831,390
TESCO	362,092	2,056,770
		12,766,285
Diversified REITs – 0.78%
Champion REIT	125,000	56,258
Fibra Uno Administracion	87,563	252,182
Investors Real Estate Trust	10,260	83,619
Lexington Reality Trust	52,975	620,867
Mapletree Logistics Trust	70,996	58,711
Nieuwe Steen Investments	89	602
Orix JREIT	40	42,408
Stockland	70,059	232,627
Vornado Realty Trust	2,641	214,713
		1,561,987
Energy – 6.59%
Chevron	5,700	686,451
CNOOC	902,000	1,791,333
ConocoPhillips	10,800	716,040
Kodiak Oil & Gas	21,435	214,136
Occidental Petroleum	6,100	538,081
Range Resources	2,499	187,375
Royal Dutch Shell ADR	15,600	1,047,540
Saipem	62,481	1,390,561
Spectra Energy	20,200	668,822
Subsea 7	66,949	1,372,623
Total	32,454	1,797,784
*Total ADR	21,200	1,172,572
Transocean	24,600	1,110,198
Williams	14,400	521,856
		13,215,372
Financials – 7.34%
AXA	111,612	2,431,643
Bank Rakyat Indonesia Persero	645,713	390,266
BB&T	31,400	1,066,344
Fifth Street Finance	16,638	172,370
Gallagher (Arthur J.)	24,100	996,294
Home Loan Servicing Solutions	32,995	752,286
Marsh & McLennan	16,700	688,541
Mitsubishi UFJ Financial Group	444,628	2,608,268
Nordea Bank	167,863	1,954,104
Nordea Bank FDR	41,812	489,040

Solar Capital	8,309	182,383
Standard Chartered	65,532	1,463,359
UniCredit	272,032	1,538,016
		14,732,914
Healthcare – 7.98%
AbbVie	15,500	660,455
AstraZeneca ADR	14,700	723,387
Baxter International	7,300	507,788
Bristol-Myers Squibb	19,000	792,110
Cardinal Health	10,900	548,052
Johnson & Johnson	10,100	872,741
Meda Class A	36,280	399,346
Merck	28,000	1,324,120
Novartis	35,120	2,561,011
Pfizer	40,960	1,155,482
Sanofi	26,433	2,539,342
Stada Arzneimittel	32,089	1,552,163
Teva Pharmaceutical Industries ADR	62,500	2,388,750
		16,024,747
Healthcare REITs – 0.25%
HCP	1,100	44,803
Health Care REIT	1,875	115,200
Ventas	5,342	332,593
		492,596
Hotel REITs – 0.50%
Ashford Hospitality Trust	61,800	712,554
DiamondRock Hospitality	17,600	170,544
LaSalle Hotel Properties	1,200	31,836
Summit Hotel Properties	9,300	88,722
		1,003,656
Industrial REITs – 1.00%
DCT Industrial Trust	16,877	112,907
First Industrial Realty Trust	63,827	965,703
Goodman Group	49,447	203,802
ProLogis	385	13,567
STAG Industrial	35,063	701,260
		1,997,239
Industrials – 6.69%
Alstom	32,955	1,159,610
Delta Air Lines	6	118
Deutsche Post	74,898	2,163,817
East Japan Railway	19,161	1,471,371
ITOCHU	171,202	1,942,347
*Koninklijke Philips Electronics	58,809	1,817,917
Mueller Water Products Class A	10,690	80,710
Northrop Grumman	7,600	701,252
Raytheon	14,000	1,055,740
Rexnord	6,480	124,351
Vinci	36,075	1,862,729
Waste Management	25,900	1,047,396
		13,427,358
Information Technology – 4.99%
Applied Materials	55,500	833,055
*Canon ADR	19,700	589,030
†*CGI Group Class A	96,822	3,213,150
Cisco Systems	35,600	829,836
Intel	56,200	1,235,276
Microsoft	24,800	828,320
Teleperformance	34,354	1,548,444
Xerox	94,800	946,104
		10,023,215
Mall REITs – 0.82%
CBL & Associates Properties	11,234	215,693
General Growth Properties	12,497	239,692
Macerich	389	21,893
Pennsylvania Real Estate Investment Trust	8,500	157,675
*Rouse Properties	748	13,868
Simon Property Group	6,908	1,006,012
		1,654,833
Manufactured Housing REITs – 0.23%
Equity Lifestyle Properties	4,956	172,221
*Sun Communities	6,586	283,000
		455,221
Materials – 3.89%
AuRico Gold	137,603	589,270
Dow Chemical	16,800	628,320
duPont (E.I.) deNemours	10,900	617,158
Lafarge	26,684	1,629,270

Rexam	199,210	1,506,175
Rio Tinto	39,321	1,775,001
Yamana Gold	92,234	1,054,453
		7,799,647
Mixed REITs – 0.21%
Duke Realty	11,447	167,012
DuPont Fabros Technology	2,500	56,975
Liberty Property Trust	4,797	165,976
Orange ADR	900	9,144
PS Business Parks	400	29,068
		428,175
Mortgage REITs – 0.28%
Chimera Investment	17,000	49,980
Starwood Property Trust	20,900	521,037
		571,017
Multifamily REITs – 0.44%
Apartment Investment & Management	15,728	432,992
BRE Properties	1,000	47,990
Camden Property Trust	5,109	315,685
Equity Residential	1,597	82,868
		879,535
Office REITs – 0.79%
*Alstria Office REIT	33,657	397,660
*Commonwealth Property Office Fund	105,000	107,492
Corporate Office Properties Trust	9,863	224,679
Government Properties Income Trust	4,752	111,102
Link REIT	33,000	151,287
Mack-Cali Realty	11,500	248,400
Parkway Properties	20,673	338,004
		1,578,624
Real Estate Management & Development – 0.01%
Cyrela Brazil Realty	4,100	26,878
		26,878
Self-Storage REITs – 0.18%
Extra Space Storage	4,555	187,802
Public Storage	1,150	175,571
		363,373
Shopping Center REITs – 0.91%
Agree Realty	11,223	304,143
Charter Hall Retail REIT	71,117	232,975
*Corio	2,685	105,426
Equity One	1,500	31,890
*First Capital Realty	2,922	46,640
Kimco Realty	12,857	257,526
Ramco-Gershenson Properties Trust	19,634	284,300
Regency Centers	900	42,795
Unibail-Rodamco	910	204,572
Westfield Group	16,989	167,570
Westfield Retail Trust	21,112	54,878
Wheeler Real Estate Investment Trust	23,907	99,931
		1,832,646
Single Tenant REITs – 0.14%
*National Retail Properties	9,188	281,428
		281,428
Specialty REITs – 0.78%
EPR Properties	8,736	427,889
*Gladstone Land	18,590	310,081
GLP J-REIT	304	297,220
Nippon Prologis REIT	50	439,963
Plum Creek Timber	1,520	67,351
Rayonier	450	24,858
		1,567,362
Telecommunications – 3.32%
AT&T	26,600	899,878
†=Century Communications	125,000	0
CenturyLink	5,543	183,584
KDDI	36,570	1,748,612
Mobile TeleSystems ADR	74,500	1,576,420
*NTT DOCOMO ADR	51,600	827,148
Verizon Communications	15,200	720,176
Vodafone Group	222,374	710,741
		6,666,559
Utilities – 1.23%
AES	9,658	122,753
American Water Works	800	32,592
Edison International	11,200	513,968
National Grid	67,062	771,626
*National Grid ADR	11,600	667,696

NorthWestern		3,800	152,646
NRG Energy		7,753	203,516
			2,464,797
Total Common Stock (cost $112,502,873)			129,489,505

Convertible Preferred Stock – 2.72%
#Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49		430	474,613
El Paso Energy Capital Trust I 4.75% exercise price $34.49 expiration date 3/31/28		1,950	114,524
Halcon Resources 5.75% exercise price $6.16 expiration date 12/31/49		415	400,164
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		611	760,083
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49		510	634,950
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16		12,251	739,348
MetLife 5.00% exercise price $44.28 expiration date 9/4/13		13,000	708,630
SandRidge Energy
7.00% exercise price $7.76, expiration date 12/31/49		3,600	336,825
8.50% exercise price $8.01, expiration date 12/31/49		2,205	212,805
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49		695	788,824
Weyerhaeuser 6.375% exercise price $33.30, expiration date 7/1/16		5,289	281,269
Total Convertible Preferred Stock (cost $5,019,520)			5,452,035

Exchange Traded Fund – 0.21%
*†iPATH S&P 500 VIX Short-Term Futures ETN		25,000	426,250
Total Exchange Traded Funds (cost $1,178,000)			426,250

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.08%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	87,710	100,353
Series 2003-122 AJ 4.50% 2/25/28		757	756
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		37,746	40,280
Series 3131 MC 5.50% 4/15/33		2,694	2,700
Series 3173 PE 6.00% 4/15/35		18,777	19,187
Total Agency Collateralized Mortgage Obligations (cost $149,568)			163,276

Agency Mortgage-Backed Securities – 0.66%
•Fannie Mae ARM
2.452% 4/1/36		28,499	30,395
2.454% 3/1/38		10,577	11,185
2.547% 4/1/36		9,374	9,907
2.683% 11/1/35		8,275	8,764
2.692% 10/1/36		5,956	6,361
2.884% 10/1/36		9,794	10,380
Fannie Mae S.F. 15 yr
4.00% 11/1/25		106,566	113,023
5.50% 1/1/23		17,558	19,010
Fannie Mae S.F. 15 yr TBA
2.50% 9/1/28		111,000	110,150
3.00% 9/1/28		81,000	82,886
Fannie Mae S.F. 20 yr 5.50% 12/1/29		1,253	1,363
Fannie Mae S.F. 30 yr
3.50% 6/1/43		1,987	1,989
4.00% 11/1/40		1,991	2,057
4.00% 9/1/41		1,339	1,384
4.50% 7/1/36		1,712	1,808
6.50% 6/1/36		16,157	18,139
6.50% 10/1/36		11,899	13,240
6.50% 12/1/37		15,041	16,640
Freddie Mac 6.00% 1/1/17		2,745	2,788
•Freddie Mac ARM
2.498% 7/1/36		7,265	7,734
4.63% 10/1/36		11,848	12,579
Freddie Mac S.F. 15 yr
5.00% 6/1/18		6,625	7,012
5.00% 12/1/22		32,420	34,989
Freddie Mac S.F. 30 yr
5.00% 1/1/34		304,883	328,178
7.00% 11/1/33		27,354	31,506
9.00% 9/1/30		42,954	47,198
GNMA I S.F. 30 yr
7.50% 12/15/23		57,593	72,141
7.50% 1/15/32		46,579	55,120
9.50% 9/15/17		33,824	37,431
12.00% 5/15/15		11,982	12,623
GNMA II S.F. 30 yr
6.00% 11/20/28		53,326	58,708
6.50% 2/20/30		139,681	154,728
Total Agency Mortgage-Backed Securities (cost $1,227,449)			1,321,416

Commercial Mortgage-Backed Securities – 0.08%
•Bear Stearns Commercial Mortgage Securities Series 2006-PW12 A4 5.901% 9/11/38	25,000	27,410
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	56,196	57,424
Series 2005-GG4 A4A 4.751% 7/10/39	30,000	31,304
•Series 2006-GG6 A4 5.553% 4/10/38	10,000	10,787
•Morgan Stanley Capital I Series 2007-T27 A4 5.816% 6/11/42	25,000	28,046
WF-RBS Commercial Mortgage Trust Series 2013-C11 A5 3.071% 3/15/45	10,000	9,381
Total Commercial Mortgage-Backed Securities (cost $137,795)		164,352

Convertible Bonds – 12.72%
Basic Industry – 0.34%
*Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	391,000	304,491
Steel Dynamics 5.125% exercise price $17.21, expiration date 6/15/14	341,000	367,428
		671,919
Capital Goods – 1.22%
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	769,000	823,791
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	870,000	900,450
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	797,000	731,248
		2,455,489
Communications – 1.90%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28 expiration date 4/27/18	597,000	505,211
#*Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19	317,000	368,314
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	683,000	758,984
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	826,000	846,650
#Liberty Interactive 144A 0.75% exercise price $1,000, expiration date 3/30/43	516,000	561,795
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	497,000	506,319
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	109,000	272,841
		3,820,114
Consumer Cyclical – 1.88%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	994,000	905,783
Iconix Brand Group 2.50% exercise price $30.75 expiration date 5/31/16	479,000	586,476
*International Game Technology 3.25% exercise price $19.90 expiration date 5/1/14	481,000	535,413
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	807,000	822,131
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	768,000	914,880
		3,764,683
Consumer Non-Cyclical – 1.90%
*Alere 3.00% exercise price $43.98, expiration date 2/12/27 3.00% 5/15/16	705,000	744,656
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	586,000	384,196
ϕ*Hologic 2.00% exercise price $31.17, expiration date 2/27/42	597,000	613,418
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	297,000	333,939
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	188,000	506,308
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	1,077,000	1,042,670
#Opko Health 144A 3.00% exercise price $7.07 expiration date 1/28/33	143,000	188,671
		3,813,858
Energy – 1.00%
*Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	349,000	344,419
*Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	697,000	913,942
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	712,000	749,825
		2,008,186
Financials – 0.87%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	561,000	604,828
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	514,000	522,353
PHH 4.00% exercise price $25.80, expiration date 8/27/14	573,000	609,528
		1,736,709
Industrials – 0.17%
ϕGeneral Cable 4.50% exercise price $36.34, expiration date 11/15/29	310,000	340,806
		340,806
Insurance – 0.24%
#WellPoint 144A 2.75% exercise price $75.38, expiration date 10/15/42	374,000	481,058
		481,058
Real Estate – 0.39%
#Forest City Enterprises 144A 3.625% exercise price $24.21, expiration date 8/14/20	155,000	151,997
#Lexington Realty Trust 144A 6.00% exercise price $6.84, expiration date 1/11/30	358,000	622,249
		774,246
Technology – 2.81%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	673,000	695,714
#144A 6.00% exercise price $28.08, expiration date 4/30/15	31,000	32,046
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	535,000	686,472
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	76,000	162,593
Intel 3.25% exercise price $21.94, expiration date 8/1/39	401,000	481,954
Linear Technology 3.00% exercise price $41.46 expiration date 4/30/27	541,000	577,179
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	766,000	792,330
SanDisk 1.50% exercise price $52.17 expiration date 8/11/17	529,000	670,508
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	904,000	916,429

VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	424,000	632,555
		5,647,780
Total Convertible Bonds (cost $23,099,992)		25,514,848

Corporate Bonds – 37.44%
Automotive – 1.49%
American Axle & Manufacturing 7.75% 11/15/19	55,000	60,775
#Chassix 144A 9.25% 8/1/18	210,000	219,975
Chrysler Group 8.25% 6/15/21	715,000	788,287
Dana Holding
5.375% 9/15/21	200,000	197,500
6.75% 2/15/21	119,000	126,884
#International Automotive Components Group 144A 9.125% 6/1/18	445,000	456,124
#Jaguar Land Rover Automotive 144A
5.625% 2/1/23	200,000	193,500
8.125% 5/15/21	260,000	290,225
#LKQ 144A 4.75% 5/15/23	405,000	373,613
Meritor
6.75% 6/15/21	190,000	186,438
10.625% 3/15/18	80,000	87,200
		2,980,521
Banking – 1.43%
Abbey National Treasury Services 3.05% 8/23/18	10,000	10,049
Bank of America
3.875% 3/22/17	10,000	10,550
4.10% 7/24/23	15,000	14,791
•5.20% 12/29/49	210,000	187,425
•Bank of New York Mellon 4.50% 12/31/49	10,000	8,975
*Barclays Bank 7.625% 11/21/22	375,000	367,031
City National 5.25% 9/15/20	15,000	16,045
#Credit Suisse 144A 6.50% 8/8/23	380,000	383,823
•Fifth Third Bancorp 5.10% 12/31/49	195,000	175,988
•Fifth Third Capital Trust IV 6.50% 4/15/37	5,000	4,981
#•HBOS Capital Funding 144A 6.071% 6/29/49	864,000	836,999
HSBC Holdings 4.00% 3/30/22	20,000	20,211
JPMorgan Chase
5.625% 8/16/43	25,000	25,090
•6.00% 12/29/49	270,000	257,850
Morgan Stanley 4.10% 5/22/23	30,000	27,562
•PNC Financial Services Group 4.85% 5/29/49	5,000	4,413
PNC Funding
5.125% 2/8/20	30,000	33,285
5.625% 2/1/17	35,000	38,836
Regions Financial 2.00% 5/15/18	10,000	9,577
Santander Holdings USA 4.625% 4/19/16	10,000	10,516
State Street 3.10% 5/15/23	10,000	9,287
*SVB Financial Group 5.375% 9/15/20	25,000	27,361
#Turkiye Halk Bankasi 144A 3.875% 2/5/20	300,000	256,500
•USB Capital IX 3.50% 10/29/49	80,000	67,200
Wachovia
•0.638% 10/15/16	10,000	9,877
5.25% 8/1/14	20,000	20,836
Wells Fargo & Company 4.125% 8/15/23	10,000	9,816
Zions Bancorporation
4.50% 3/27/17	5,000	5,268
4.50% 6/13/23	10,000	9,864
7.75% 9/23/14	5,000	5,325
		2,865,331
Basic Industry – 4.52%
AK Steel 7.625% 5/15/20	221,000	185,640
#APERAM 144A 7.75% 4/1/18	225,000	217,688
ArcelorMittal
6.125% 6/1/18	765,000	790,818
10.35% 6/1/19	15,000	17,850
#Barrick Gold 144A 4.10% 5/1/23	15,000	13,211
#*Builders FirstSource 144A 7.625% 6/1/21	405,000	406,013
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	309,000	324,450
CF Industries 6.875% 5/1/18	25,000	29,176
Dow Chemical 8.55% 5/15/19	34,000	43,312
#Essar Steel Algoma 144A 9.375% 3/15/15	205,000	193,213
#*FMG Resources August 2006 144A
6.875% 2/1/18	115,000	118,306
6.875% 4/1/22	690,000	686,549
#Freeport-McMoRan Copper & Gold 144A 3.875% 3/15/23	15,000	13,413
Georgia-Pacific 8.00% 1/15/24	25,000	32,123
#Glencore Funding 144A 2.50% 1/15/19	15,000	13,650
HD Supply 11.50% 7/15/20	345,000	409,688
Headwaters 7.625% 4/1/19	310,000	327,825

#Inmet Mining 144A 8.75% 6/1/20	300,000	315,000
International Paper
6.00% 11/15/41	10,000	10,887
9.375% 5/15/19	5,000	6,594
#JMC Steel Group 144A 8.25% 3/15/18	385,000	377,300
#Kinove German Bondco 144A 9.625% 6/15/18	320,000	355,200
#*LSB Industries 144A 7.75% 8/1/19	190,000	197,600
LYB International Finance 4.00% 7/15/23	15,000	14,814
#Masonite International 144A 8.25% 4/15/21	370,000	405,150
#New Gold 144A 6.25% 11/15/22	380,000	365,750
Norcraft 10.50% 12/15/15	186,000	194,835
Nortek 8.50% 4/15/21	320,000	348,000
Nucor Corp 4.00% 8/1/23	5,000	4,886
Peabody Energy 6.25% 11/15/21	80,000	77,600
#*Perstorp Holding 144A 8.75% 5/15/17	400,000	411,000
Rio Tinto Finance USA 2.25% 12/14/18	5,000	4,853
Rock Tenn 3.50% 3/1/20	5,000	4,871
Rockwood Specialties Group 4.625% 10/15/20	360,000	355,500
#Ryerson 144A
9.00% 10/15/17	245,000	255,413
11.25% 10/15/18	105,000	107,888
#Sappi Papier Holding 144A 8.375% 6/15/19	405,000	424,743
#Taminco Global Chemical 144A 9.75% 3/31/20	290,000	326,975
*Teck Resources 3.75% 2/1/23	5,000	4,468
#TPC Group 144A 8.75% 12/15/20	425,000	435,624
#*US Coatings Acquisition 144A 7.375% 5/1/21	230,000	236,325
		9,064,201
Brokerage – 0.03%
Jefferies Group
5.125% 1/20/23	10,000	10,052
6.45% 6/8/27	5,000	5,100
6.50% 1/20/43	5,000	5,045
Lazard Group 6.85% 6/15/17	34,000	38,417
		58,614
Capital Goods – 2.14%
#Ardagh Packaging Finance 144A 7.00% 11/15/20	360,000	351,900
#BOE Intermediate Holding PIK 144A 9.00% 11/1/17	145,000	148,625
#BOE Merger PIK 144A 9.50% 11/1/17	375,000	399,375
#Consolidated Container 144A 10.125% 7/15/20	385,000	417,725
#Ingersoll-Rand Global Holding 144A 4.25% 6/15/23	20,000	19,694
#Milacron 144A 7.75% 2/15/21	375,000	382,500
Reynolds Group Issuer
5.75% 10/15/20	120,000	119,550
8.25% 2/15/21	185,000	183,613
9.875% 8/15/19	655,000	699,212
#Silver II Borrower 144A 7.75% 12/15/20	215,000	223,600
#TransDigm 144A 7.50% 7/15/21	325,000	345,313
#Votorantim Cimentos 144A 7.25% 4/5/41	1,118,000	1,011,789
		4,302,896
Communications – 3.53%
American Tower 5.90% 11/1/21	15,000	16,118
#American Tower Trust I 144A
1.551% 3/15/43	5,000	4,827
3.07% 3/15/23	20,000	18,916
CC Holdings 3.849% 4/15/23	5,000	4,647
CenturyLink 5.80% 3/15/22	210,000	199,500
#Clearwire Communications 144A 12.00% 12/1/15	375,000	396,563
#Columbus International 144A 11.50% 11/20/14	270,000	291,600
#Cox Communications 144A 3.25% 12/15/22	20,000	17,667
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	31,652
#Digicel Group 144A 8.25% 9/30/20	530,000	564,449
Equinix
4.875% 4/1/20	97,000	93,848
5.375% 4/1/23	263,000	251,823
Hughes Satellite Systems 7.625% 6/15/21	280,000	301,700
#Intelsat Luxembourg 144A
7.75% 6/1/21	355,000	366,981
8.125% 6/1/23	695,000	728,880
Level 3 Communications
8.875% 6/1/19	190,000	203,775
11.875% 2/1/19	200,000	230,500
Level 3 Financing 7.00% 6/1/20	245,000	248,063
#MetroPCS Wireless 144A 6.25% 4/1/21	180,000	180,225
Qwest 6.75% 12/1/21	10,000	10,733
#RCN Telecom Services 144A 8.50% 8/15/20	205,000	203,975
#SES 144A 3.60% 4/4/23	20,000	18,925
Sprint Capital 6.90% 5/1/19	405,000	419,175
Sprint Nextel 8.375% 8/15/17	170,000	191,675

Time Warner Cable 8.25% 4/1/19	20,000	23,399
Viacom 5.85% 9/1/43	20,000	20,396
#VimpelCom 144A 7.748% 2/2/21	275,000	284,625
#Vivendi 144A
3.45% 1/12/18	5,000	5,042
6.625% 4/4/18	10,000	11,356
#Wind Acquisition Finance 144A
7.25% 2/15/18	535,000	548,374
11.75% 7/15/17	190,000	199,500
Windstream
7.50% 4/1/23	235,000	230,888
#144A 7.75% 10/1/21	235,000	241,463
Zayo Group 10.125% 7/1/20	467,000	532,380
		7,093,640
Consumer Cyclical – 2.90%
Amazon.com 2.50% 11/29/22	20,000	18,101
#*Bon-Ton Department Stores 144A 8.00% 6/15/21	395,000	384,138
Burlington Coat Factory Warehouse 10.00% 2/15/19	325,000	364,000
#Burlington Holdings PIK 144A 9.00% 2/15/18	200,000	205,500
#CDR DB Sub 144A 7.75% 10/15/20	485,000	491,062
Dave & Buster's 11.00% 6/1/18	330,000	367,538
#^Dave & Buster's Entertainment 144A 10.004% 2/15/16	510,000	406,725
eBay 4.00% 7/15/42	10,000	8,440
Express 8.75% 3/1/18	118,000	126,703
Historic TW 6.875% 6/15/18	25,000	29,892
Host Hotels & Resorts 4.75% 3/1/23	20,000	19,933
#Landry's 144A 9.375% 5/1/20	455,000	487,418
#Michaels FinCo Holdings PIK 144A 7.50% 8/1/18	280,000	281,400
Michaels Stores 11.375% 11/1/16	61,000	63,212
Pantry 8.375% 8/1/20	405,000	431,325
#Party City Holdings 144A 8.875% 8/1/20	435,000	468,169
#Quiksilver 144A 7.875% 8/1/18	430,000	445,588
QVC 4.375% 3/15/23	20,000	18,738
#*Rite Aid 144A 6.75% 6/15/21	340,000	345,950
Tempur Sealy International 6.875% 12/15/20	285,000	298,894
Western Union 3.65% 8/22/18	10,000	10,213
#William Carter 144A 5.25% 8/15/21	110,000	111,100
#Wok Acquisition 144A 10.25% 6/30/20	375,000	418,125
Wyndham Worldwide
4.25% 3/1/22	5,000	4,894
5.625% 3/1/21	10,000	10,712
		5,817,770
Consumer Non-Cyclical – 1.63%
B&G Foods 4.625% 6/1/21	265,000	246,781
#Barry Callebaut Services 144A 5.50% 6/15/23	270,000	273,588
Boston Scientific
2.65% 10/1/18	5,000	4,962
4.125% 10/1/23	5,000	4,907
6.00% 1/15/20	10,000	11,430
CareFusion 6.375% 8/1/19	65,000	73,952
Celgene 3.95% 10/15/20	15,000	15,304
Constellation Brands
3.75% 5/1/21	65,000	60,288
6.00% 5/1/22	290,000	308,124
Covidien International Finance 4.20% 6/15/20	20,000	21,330
#*Crestview DS Merger Sub II 144A 10.00% 9/1/21	255,000	258,825
Del Monte 7.625% 2/15/19	300,000	313,499
Energizer Holdings 4.70% 5/24/22	20,000	20,121
#ESAL 144A 6.25% 2/5/23	400,000	359,999
#Heinz (H.J.) Finance 144A 7.125% 8/1/39	175,000	176,750
#JBS USA 144A 8.25% 2/1/20	290,000	303,774
Laboratory Corp. of America Holdings 2.20% 8/23/17	15,000	14,858
#Mylan 144A 3.125% 1/15/23	10,000	9,013
Newell Rubbermaid 2.05% 12/1/17	5,000	4,900
Quest Diagnostics 4.70% 4/1/21	5,000	5,285
Smithfield Foods 6.625% 8/15/22	125,000	128,438
#Spectrum Brands Escrow 144A
6.375% 11/15/20	75,000	77,813
6.625% 11/15/22	280,000	287,700
#Sun Merger Sub 144A 5.25% 8/1/18	115,000	115,719
Visant 10.00% 10/1/17	145,000	135,938
Zimmer Holdings 4.625% 11/30/19	30,000	32,659
#Zoetis 144A 3.25% 2/1/23	15,000	14,154
		3,280,111
Energy – 6.30%
AmeriGas Finance 7.00% 5/20/22	300,000	318,000
Antero Resources Finance 6.00% 12/1/20	415,000	416,038
Approach Resources 7.00% 6/15/21	165,000	167,888

Calumet Specialty Products Partners 9.375% 5/1/19	720,000	795,599
Cenovus Energy Inc 3.80% 9/15/23	10,000	9,914
Chaparral Energy
7.625% 11/15/22	180,000	181,350
8.25% 9/1/21	160,000	167,600
CHC Helicopter 9.375% 6/1/21	210,000	199,500
Chesapeake Energy
5.375% 6/15/21	80,000	79,800
5.75% 3/15/23	105,000	105,000
6.125% 2/15/21	55,000	57,475
6.625% 8/15/20	335,000	360,963
Comstock Resources 7.75% 4/1/19	365,000	377,775
#Drill Rigs Holdings 144A 6.50% 10/1/17	390,000	399,750
#Exterran Partners 144A 6.00% 4/1/21	395,000	385,125
Genesis Energy 5.75% 2/15/21	440,000	435,600
Halcon Resources 8.875% 5/15/21	425,000	428,188
Halliburton 3.50% 8/1/23	15,000	14,834
#Hercules Offshore 144A
8.75% 7/15/21	115,000	122,763
10.50% 10/15/17	547,000	581,187
Key Energy Services 6.75% 3/1/21	75,000	74,438
Kodiak Oil & Gas
#144A 5.50% 1/15/21	10,000	9,950
8.125% 12/1/19	430,000	472,999
Laredo Petroleum
7.375% 5/1/22	75,000	79,500
9.50% 2/15/19	325,000	363,188
Linn Energy
#144A 6.25% 11/1/19	200,000	185,000
6.50% 5/15/19	60,000	56,700
8.625% 4/15/20	81,000	81,810
#Midstates Petroleum 144A 9.25% 6/1/21	390,000	372,450
#Murphy Oil USA 144A 6.00% 8/15/23	295,000	294,263
Newfield Exploration 5.625% 7/1/24	10,000	9,700
Noble Holding International
3.95% 3/15/22	10,000	9,701
5.25% 3/15/42	5,000	4,606
Northern Oil and Gas 8.00% 6/1/20	370,000	377,400
NuStar Logistics 6.75% 2/1/21	240,000	241,886
Offshore Group Investment 7.125% 4/1/23	180,000	174,150
PDC Energy 7.75% 10/15/22	385,000	406,175
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,032,499
Petrobras International Finance 5.375% 1/27/21	39,000	38,278
#Petroleos Mexicanos 144A 5.50% 6/27/44	512,000	446,720
Pioneer Energy Services 9.875% 3/15/18	296,000	321,530
Pride International 6.875% 8/15/20	20,000	23,663
Range Resources 5.00% 8/15/22	300,000	294,750
Rosetta Resources 5.625% 5/1/21	250,000	242,500
#Samson Investment 144A 10.25% 2/15/20	315,000	330,750
SandRidge Energy
7.50% 3/15/21	155,000	155,000
8.125% 10/15/22	395,000	398,950
8.75% 1/15/20	10,000	10,500
Statoil 3.95% 5/15/43	5,000	4,491
Talisman Energy 5.50% 5/15/42	25,000	23,688
TNK-BP Finance 7.875% 3/13/18	400,000	455,999
Total Capital 2.125% 8/10/18	15,000	14,967
Western Gas Partners 2.60% 8/15/18	5,000	4,953
#Woodside Finance 144A
8.125% 3/1/14	15,000	15,495
8.75% 3/1/19	15,000	19,002
		12,652,000
Financials – 0.63%
E Trade Financial 6.375% 11/15/19	390,000	411,450
General Electric Capital
2.10% 12/11/19	35,000	34,107
4.375% 9/16/20	35,000	37,019
6.00% 8/7/19	15,000	17,308
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	300,000	276,000
International Lease Finance
6.25% 5/15/19	12,000	12,420
8.75% 3/15/17	20,000	22,775
#Nuveen Investments 144A 9.50% 10/15/20	455,000	449,313
		1,260,392
Healthcare – 2.06%
Air Medical Group Holdings 9.25% 11/1/18	257,000	279,488
Alere
#144A 6.50% 6/15/20	220,000	220,550
7.25% 7/1/18	95,000	103,075

Biomet 6.50% 10/1/20	390,000	390,974
Community Health Systems
7.125% 7/15/20	290,000	293,263
8.00% 11/15/19	265,000	279,575
HCA Holdings 6.25% 2/15/21	276,000	277,380
Immucor 11.125% 8/15/19	275,000	304,562
Kinetic Concepts 10.50% 11/1/18	250,000	276,875
#MPH Intermediate Holding PIK 144A 8.375% 8/1/18	190,000	194,513
*Radnet Management 10.375% 4/1/18	209,000	222,585
#*Renaissance Acquisition 144A 6.875% 8/15/21	45,000	44,213
#Service International 144A 5.375% 1/15/22	220,000	214,225
#Sky Growth Acquisition Holdings 144A 7.375% 10/15/20	575,000	597,999
Truven Health Analytics 10.625% 6/1/20	125,000	133,438
#Valeant Pharmaceuticals International 144A 7.00% 10/1/20	75,000	79,125
#VPI Escrow 144A 6.375% 10/15/20	220,000	224,675
		4,136,515
Industrials – 0.01%
Yale University 2.90% 10/15/14	22,000	22,592
		22,592
Insurance – 1.45%
•Allstate 5.75% 8/15/53	10,000	9,869
American International Group
6.40% 12/15/20	15,000	17,537
•8.175% 5/15/58	655,000	771,262
•Chubb 6.375% 3/29/67	15,000	16,313
#Highmark 144A
4.75% 5/15/21	5,000	4,694
6.125% 5/15/41	5,000	4,462
#Hub International 144A 8.125% 10/15/18	450,000	497,249
•ING Groep 5.775% 12/29/49	10,000	9,900
ING US
2.90% 2/15/18	5,000	4,950
5.50% 7/15/22	5,000	5,356
#Liberty Mutual Group 144A
4.25% 6/15/23	10,000	9,670
4.95% 5/1/22	10,000	10,302
6.50% 5/1/42	10,000	11,062
•7.00% 3/15/37	385,000	392,700
MetLife 6.40% 12/15/36	100,000	101,125
#Onex USI Acquisition 144A 7.75% 1/15/21	395,000	397,963
Prudential Financial 3.875% 1/14/15	35,000	36,456
•XL Group 6.50% 12/29/49	625,000	607,812
		2,908,682
Media – 2.77%
AMC Networks 4.75% 12/15/22	200,000	188,500
CCO Holdings 5.25% 9/30/22	385,000	353,238
#Cequel Communications Holdings 1 144A 6.375% 9/15/20	300,000	300,750
Clear Channel Worldwide Holdings
7.625% 3/15/20	30,000	29,925
7.625% 3/15/20	435,000	438,263
CSC Holdings 6.75% 11/15/21	265,000	280,238
DISH DBS 5.00% 3/15/23	560,000	519,399
#Griffey Intermediate 144A 7.00% 10/15/20	350,000	315,000
#*Lynx II 144A 6.375% 4/15/23	400,000	399,000
#MDC Partners 144A 6.75% 4/1/20	255,000	259,463
#Nara Cable Funding 144A
8.875% 12/1/18	200,000	208,500
8.875% 12/1/18	200,000	205,500
#Nexstar Broadcasting 144A 6.875% 11/15/20	385,000	390,775
#Ono Finance II 144A 10.875% 7/15/19	240,000	250,200
Satelites Mexicanos 9.50% 5/15/17	160,000	176,000
#Sirius XM Radio 144A 4.625% 5/15/23	150,000	132,750
#Univision Communications 144A 8.50% 5/15/21	735,000	799,312
#UPCB Finance VI 144A 6.875% 1/15/22	300,000	315,000
		5,561,813
Natural Gas – 0.13%
#•DCP Midstream 144A 5.85% 5/21/43	15,000	13,988
El Paso Pipeline Partners Operating 6.50% 4/1/20	15,000	17,270
•Enbridge Energy Partners 8.05% 10/1/37	25,000	28,006
Energy Transfer Partners
*3.60% 2/1/23	10,000	9,305
9.70% 3/15/19	7,000	8,964
Enterprise Products Operating
•7.034% 1/15/68	25,000	27,776
9.75% 1/31/14	5,000	5,179
#GDF Suez 144A 2.875% 10/10/22	10,000	9,416

Kinder Morgan Energy Partners
9.00% 2/1/19	20,000	25,439
4.15% 2/1/24	10,000	9,896
Nisource Finance
3.85% 2/15/23	5,000	4,855
4.80% 2/15/44	15,000	13,641
5.80% 2/1/42	5,000	5,212
Plains All American Pipeline 8.75% 5/1/19	10,000	12,890
Sunoco Logistics Partners Operations 3.45% 1/15/23	5,000	4,630
•TransCanada Pipelines 6.35% 5/15/67	30,000	31,227
Williams Partners 7.25% 2/1/17	20,000	23,230
		250,924
Real Estate Investment Trusts – 0.15%
Alexandria Real Estate Equities 4.60% 4/1/22	15,000	15,027
BRE Properties 3.375% 1/15/23	10,000	9,217
#Brookfield Residential Properties 144A 6.125% 7/1/22	130,000	129,026
#Corporate Office Properties 144A 3.60% 5/15/23	5,000	4,585
Developers Diversified Realty
4.75% 4/15/18	5,000	5,367
7.50% 4/1/17	5,000	5,811
7.875% 9/1/20	20,000	24,312
Digital Realty Trust
5.25% 3/15/21	20,000	20,659
5.875% 2/1/20	10,000	10,830
Duke Realty 3.625% 4/15/23	5,000	4,586
National Retail Properties
3.30% 4/15/23	5,000	4,527
3.80% 10/15/22	5,000	4,739
Prologis 4.25% 8/15/23	15,000	14,791
Regency Centers 5.875% 6/15/17	20,000	22,149
UDR 4.625% 1/10/22	15,000	15,409
#WEA Finance 144A 4.625% 5/10/21	10,000	10,427
Weingarten Realty Investors 3.50% 4/15/23	10,000	9,208
		310,670
Services – 3.15%
#Algeco Scotsman Global Finance 144A
8.50% 10/15/18	175,000	183,750
10.75% 10/15/19	585,000	564,524
Avis Budget Car Rental 5.50% 4/1/23	350,000	327,688
Beazer Homes USA 7.25% 2/1/23	110,000	111,650
#Carlson Wagonlit 144A 6.875% 6/15/19	290,000	295,800
#DigitalGlobe 144A 5.25% 2/1/21	365,000	344,013
#Geo Group 144A 5.125% 4/1/23	330,000	304,425
H&E Equipment Services 7.00% 9/1/22	350,000	373,625
M/I Homes 8.625% 11/15/18	376,000	403,260
#*Mattamy Group 144A 6.50% 11/15/20	390,000	385,125
MGM Resorts International
6.75% 10/1/20	215,000	219,838
7.75% 3/15/22	180,000	192,150
11.375% 3/1/18	318,000	399,090
PHH
6.375% 8/15/21	155,000	153,063
7.375% 9/1/19	205,000	218,838
9.25% 3/1/16	44,000	51,700
Pinnacle Entertainment
7.75% 4/1/22	125,000	130,313
8.75% 5/15/20	58,000	62,930
#PNK Finance 144A 6.375% 8/1/21	170,000	170,425
Seven Seas Cruises 9.125% 5/15/19	385,000	419,649
Swift Services Holdings 10.00% 11/15/18	370,000	410,699
Toll Brothers Finance 4.375% 4/15/23	255,000	234,600
#Watco 144A 6.375% 4/1/23	185,000	183,613
#Woodside Homes 144A 6.75% 12/15/21	180,000	180,000
		6,320,768
Technology – 2.14%
#ACI Worldwide 144A 6.375% 8/15/20	230,000	232,875
Apple 2.40% 5/3/23	20,000	18,111
#*BMC Software Finance 144A 8.125% 7/15/21	605,000	615,587
Broadridge Financial Solutions 3.95% 9/1/20	5,000	5,011
EMC 2.65% 6/1/20	5,000	4,902
Fidelity National Information Services 3.50% 4/15/23	10,000	9,063
First Data
#144A 11.25% 1/15/21	510,000	525,299
11.25% 3/31/16	315,000	315,788
#144A 11.75% 8/15/21	180,000	169,200
GXS Worldwide 9.75% 6/15/15	287,000	295,610
#Healthcare Technology Intermediate PIK 144A 7.375% 9/1/18	380,000	387,599
Infor US 9.375% 4/1/19	340,000	379,950
j2 Global 8.00% 8/1/20	585,000	633,262

Microsoft 2.125% 11/15/22	10,000	8,975
National Semiconductor 6.60% 6/15/17	20,000	23,353
NetApp
2.00% 12/15/17	5,000	4,879
3.25% 12/15/22	10,000	9,100
#Seagate HDD Cayman 144A 4.75% 6/1/23	210,000	194,775
Symantec 4.20% 9/15/20	5,000	5,137
Total System Services 3.75% 6/1/23	15,000	13,770
#Viasystems 144A 7.875% 5/1/19	395,000	422,649
Xerox 6.35% 5/15/18	10,000	11,408
		4,286,303
Transportation – 0.04%
#Brambles USA 144A 5.35% 4/1/20	15,000	16,147
Burlington Northern Santa Fe 5.15% 9/1/43	15,000	15,275
#ERAC USA Finance 144A 5.25% 10/1/20	35,000	38,545
Norfolk Southern 4.80% 8/15/43	5,000	4,929
United Parcel Service 5.125% 4/1/19	10,000	11,389
		86,285
Utilities – 0.94%
AES
4.875% 5/15/23	65,000	59,963
7.375% 7/1/21	295,000	323,025
8.00% 6/1/20	64,000	72,960
Ameren Illinois 9.75% 11/15/18	45,000	60,012
#American Transmission Systems 144A 5.25% 1/15/22	25,000	26,735
CenterPoint Energy 5.95% 2/1/17	8,000	9,040
CMS Energy 6.25% 2/1/20	5,000	5,772
Commonwealth Edison 5.80% 3/15/18	5,000	5,799
Elwood Energy 8.159% 7/5/26	216,742	227,037
Entergy Louisiana 4.05% 9/1/23	15,000	15,192
Exelon Generation 4.25% 6/15/22	20,000	19,648
GenOn Energy 9.875% 10/15/20	390,000	435,826
Great Plains Energy
4.85% 6/1/21	5,000	5,333
ϕ5.292% 6/15/22	15,000	16,244
•Integrys Energy Group 6.11% 12/1/66	15,000	15,386
Ipalco Enterprises 5.00% 5/1/18	10,000	10,325
Laclede Gas 3.40% 8/15/23	5,000	4,969
LG&E and KU Energy 4.375% 10/1/21	20,000	20,562
Mirant Americas 8.50% 10/1/21	335,000	358,450
#Narragansett Electric 144A 4.17% 12/10/42	5,000	4,486
•National Rural Utilities Cooperative Finance 4.75% 4/30/43	10,000	9,300
NextEra Energy Capital Holdings
3.625% 6/15/23	5,000	4,762
•6.35% 10/1/66	20,000	20,414
NV Energy 6.25% 11/15/20	10,000	11,682
Pennsylvania Electric 5.20% 4/1/20	25,000	26,906
•PPL Capital Funding 6.70% 3/30/67	10,000	10,358
PPL Electric Utilities 3.00% 9/15/21	10,000	9,912
Public Service Oklahoma 5.15% 12/1/19	30,000	33,839
Puget Energy 6.00% 9/1/21	5,000	5,476
•Puget Sound Energy 6.974% 6/1/67	20,000	21,134
SCANA 4.125% 2/1/22	10,000	9,812
•Wisconsin Energy 6.25% 5/15/67	20,000	20,767
		1,881,126
Total Corporate Bonds (cost $73,799,844)		75,141,154

Non-Agency Asset-Backed Security – 0.01%
•Nissan Master Owner Trust Receivables Series 2012-A A 0.654% 5/15/17	25,000	25,060
Total Non-Agency Asset-Backed Securities (cost $25,086)		25,060

Non-Agency Collateralized Mortgage Obligations – 0.11%
Citicorp Mortgage Securities Series 2007-1 2A1 5.50% 1/25/22	11,787	11,845
•Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	95,080
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 3.169% 1/25/36	94,990	81,015
•MASTR ARM Trust Series 2006-2 4A1 2.649% 2/25/36	31,810	29,981
Total Non-Agency Collateralized Mortgage Obligations (cost $223,370)		217,921

«Senior Secured Loans – 2.16%
@Activision Blizzard Bridge 1st Lien 4.875% 7/26/14	610,000	610,000
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	55,000	55,137
Clear Channel Communication
Tranche B 3.65% 1/29/16	215,000	201,025
Tranche D 6.75% 1/30/19	190,000	175,465
@Community Health Systems
Secured Bridge 5.25% 7/30/14	211,834	211,834
Unsecured Bridge 5.753% 7/30/14	228,166	228,166
Dealer Computer Services 2nd Lien 8.00% 2/5/21	115,000	117,803

@HBGCN 5.25% 8/15/14		395,000	395,000
Hostess Brands 1st Lien 6.75% 3/12/20		300,000	308,250
@Hudson's Bay 7.00% 7/29/14		365,000	365,000
Moxie Liberty Tranche B 7.50% 8/21/20		405,000	402,975
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19		320,000	324,400
Rite Aid 2nd Lien 5.75% 8/3/20		198,000	203,693
Smart & Final 2nd Lien 10.50% 11/8/20		294,359	300,614
State Class Tankers II 1st Lien 6.75% 6/10/20		260,000	262,600
Toys R Us Property Tranche B 6.00% 7/31/19		180,000	178,155
Total Senior Secured Loans (cost $4,310,642)			4,340,117

ΔSovereign Bonds – 4.24%
Brazil – 2.35%
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/17	BRL	9,600,000	3,841,229
10.00% 1/1/18	BRL	2,240,000	883,548
			4,724,777
Indonesia – 0.63%
Indonesia Government International Bond 6.625% 2/17/37	USD	1,350,000	1,265,625
			1,265,625
Mexico – 1.13%
Mexican Bonos 8.00% 6/11/20	MXN	27,000,000	2,258,124
			2,258,124
Poland – 0.13%
Poland Government Bond 5.75% 10/25/21	PLN	743,000	252,402
			252,402
Total Sovereign Bonds (cost $10,698,378)			8,500,928

U.S. Treasury Obligations – 0.47%
U.S. Treasury Bond 2.75% 11/15/42	USD	110,000	91,291
*U.S. Treasury Notes
1.375% 7/31/18		125,000	123,818
2.50% 8/15/23		750,000	733,887
Total U.S. Treasury Obligations (cost $965,487)			948,996

Leveraged Non-Recourse Security – 0.00%
t@#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 8.845% 1/15/87		500,000	0
Total Leveraged Non-Recourse Securities (cost $425,000)			0

		Number of
		Shares
Limited Partnership – 0.40%
Brookfield Infrastructure Partners		5,400	191,106
Lehigh Gas Partners		22,400	608,160
Total Limited Partnership (cost $607,629)			799,266

Preferred Stock – 0.80%
Alabama Power 5.625%		410	9,635
#Ally Financial 144A 7.00%		600	561,450
*BB&T 5.85%		225	5,117
Freddie Mac 6.02%		40,000	148,000
•GMAC Capital Trust I 8.125%		12,000	318,120
•Integrys Energy Group 6.00%		300	7,350
National Retail Properties 5.70%		200	4,072
•PNC Financial Services Group 4.48%		10,000	10,025
Public Storage 5.20%		200	4,094
*Regions Financial 6.375%		16,000	369,120
*Vornado Realty 6.625%		3,700	90,021
@Wheeler Real Estate Investment Trust 9.00%		86	89,708
Total Preferred Stock (cost $2,376,961)			1,616,712

		Principal
		Amount°
Short-Term Investments – 6.90%
≠Discount Notes – 1.29%
Fannie Mae 0.06% 9/16/13	USD	1,111,736	1,111,731
Federal Home Loan Bank
0.045% 10/18/13		214,964	214,961
0.045% 10/23/13		770,071	770,060
0.065% 11/6/13		494,689	494,680
			2,591,432
Repurchase Agreements – 3.99%
Bank of America 0.02%, dated 8/30/13, to be
repurchased on 9/3/13, repurchase price $3,063,759
(collateralized by U.S. Government obligations 1.75%-3.25%
5/31/16-6/30/16; market value $3,125,027)		3,063,752	3,063,752

BNP Paribas 0.04%, dated 8/30/13, to be
repurchased on 9/3/13, repurchase price $4,951,270
(collateralized by U.S. Government obligations 0.625%-2.125%
9/30/17-8/15/21; market value $5,050,273)	4,951,248	4,951,248
		8,015,000
U.S. Treasury Obligations – 1.62%
United States Treasury Bills
0.028% 10/24/13	404,670	404,665
0.045% 9/26/13	1,402,064	1,402,049
0.053% 11/14/13	1,434,199	1,434,155
		3,240,869
Total Short-Term Investments (cost $13,847,014)		13,847,301

Total Value of Securities Before Securities Lending Collateral – 133.52%
(cost $250,594,608)		267,969,137

	Number of
	Shares
**Securities Lending Collateral – 7.14%
Delaware Investments Collateral Fund No. 1	14,329,685	14,329,685
Securities Lending Collateral (cost $14,329,685)		14,329,685

©Total Value of Securities – 140.66%
(cost $264,924,293)		282,298,822
**Obligation to Return Securities Lending Collateral – (7.14%)		(14,329,685)
Borrowing Under Line of Credit – (32.75%)		(65,725,000)
Other Liabilities Net of Receivables and Other Assets – (0.77%)		(1,548,705)
Net Assets Applicable to 15,863,616 Shares Outstanding – 100.00%		$200,695,432

❖Securities have been classified by type of business.
†Non income producing security.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At Aug. 31, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2013, the aggregate value of Rule 144A securities was $45,706,779, which represented 22.77% of the Fund’s net assets. See Note 6 in "Notes."
@Illiquid security. At Aug. 31, 2013, the aggregate value of illiquid securities was $1,899,708, which represented 0.95% of the Fund’s net assets. See Note 6 in "Notes."
°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of Aug. 31, 2013. Interest rates reset periodically.
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Aug. 31, 2013.
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at Aug. 31, 2013.
ΔSecurities have been classified by country of origin.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
**See Note 5 in “Notes” for additional information on securities lending collateral.
©Includes $14,382,946 of securities loaned.

The following foreign currency exchange contracts and swap contracts were outstanding at Aug. 31, 2013:1

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	BRL	(1,762,125)	USD	729,961	9/27/13	$(4,266)
MNB	IDR	4,320,809,090	USD	(399,777)	9/3/13	(4,822)
MNB	SGD	(1,204)	USD	943	9/3/13	-
						$(9,088)

Swap Contracts
CDS Contracts2

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
ICE	ITRAXX Europe Crossover
	S19 V1	EUR	60,000	5.00%	6/20/18	$393
JPMC	ITRAXX Europe Crossover
	S19 V1	EUR	90,000	5.00%	6/20/18	(2,995)
						$(2,602)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes."

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as realized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as unrealized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
ADR – American Depositary Receipt
BAML – Bank of America Merrill Lynch
EUR – European Monetary Unit
FDR – Fiduciary Deposit Receipt
GNMA – Government National Mortgage Association
ICE – InternationalExchange, Inc.
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transactions, Inc.
MNB – Mellon National Bank
MXN – Mexican Peso
PIK – Pay-in-kind
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SGD – Singapore Dollar
TBA – To be announced
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilized matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2009 – Nov. 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2012. The actual determination of the source of the Fund’s distributions can be made only at year end.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Aug. 31, 2013.

To Be Announced Trades (TBA) – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At Aug. 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Aug. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$266,055,582
Aggregate unrealized appreciation	$29,278,080
Aggregate unrealized depreciation	(13,034,840)
Net unrealized appreciation	$16,243,240

For federal income tax purposes, at Nov. 30, 2012, capital loss carryforwards of $59,453,692 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $3,221,272 expires in 2015, $33,984,198 expires in 2016 and $22,248,222 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1-inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2-other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3-inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Aug. 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-
Backed Securities	$-	$1,892,025	$-	$1,892,025
Common Stock	129,489,505	-	-	129,489,505
Convertible Preferred Stock[1]	3,267,545	2,184,490	-	5,452,035
Corporate Debt	-	100,656,002	-	100,656,002
Exchange-Traded Funds	426,250	-	-	426,250
Senior Secured Loans[2]	-	2,530,117	1,810,000	4,340,117
Foreign Debt	-	8,500,928	-	8,500,928
U.S. Treasury Obligations	-	948,996	-	948,996
Other[3]	1,754,795	571,475	89,708	2,415,978
Short-Term Investments	-	13,847,301	-	13,847,301
Securities Lending Collateral	-	14,329,685	-	14,329,685
Total	$134,938,095	$145,461,019	$1,899,708	$282,298,822

Foreign Currency Exchange Contracts	$-	$(9,088)	$-	$(9,088)
Swap Contracts	-	(2,602)	-	(2,602)

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 59.93% and 40.07%, respectively. Level 1 investments represent exchange-traded investments while Level 2 investments represent investments with observable inputs.

2Security type is valued across multiple levels. The amounts attributed to Level 2 investments and Level 3 investments represent 58.30% and 41.70%, respectively. Level 2 investments represent investments with observable inputs while Level 3 investments represent investments without observable inputs.

3Security type is valued across multiple levels. The amounts attributed to Level 1 investments, Level 2 investments and Level 3 investments represent 72.63%, 23.66% and 3.71%, respectively, of the total market value of the security type. Level 1 investments represents exchange traded investments, Level 2 investments represent investments with observable inputs while Level 3 investments represent investments without observable inputs.

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 investments in this table.

During the period ended Aug. 31, 2013, there were no transfers between Level 1 investments, and Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the Fair Valuation Procedures described in Note 1, International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Line of Credit
For the period ended Aug. 31, 2013, the Fund borrowed money pursuant to a $67,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 26, 2013, but was renewed through June 25, 2014. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Aug. 31, 2013, the par value of loans outstanding was $65,725,000 at a variable interest rate of 1.02%. During the period ended Aug. 31, 2013, the average daily balance of loans outstanding was $65,725,000 at a weighted average interest rate of approximately 1.13%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Options Contracts – During the period ended Aug. 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Swap Contracts – The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard and Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the Manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended Aug. 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Aug. 31, 2013, the value of securities on loan was $14,382,946, for which the Fund received collateral, comprised of non-cash collateral valued at $653,869, and cash collateral of $14,329,685. At Aug. 31, 2013, the value of invested collateral was $14,329,685. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended Aug. 31, 2013. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: